DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MASSACHUSETTS SERIES
LETTER TO SHAREHOLDERS
Dear Shareholder:
We are pleased to report performance for the Dreyfus Premier State Municipal Bond Fund-Massachusetts Series for the 12-month period ended April 30, 1998, as shown in the following table:

                                                                    TOTAL RETURN*             DISTRIBUTION RATE**
                                                                    ___________                _______________
           Class A shares.........................                      9.04%                        4.97%
           Class B shares.........................                      8.49%                        4.69%
           Class C shares.........................                      8.22%                        4.44%

Economic Review
    The United States is now in its eighth year of economic expansion. Inflation continues to rise at the slowest pace since 1964, and the unemployment rate has fallen to a level not seen in 25 years. Not surprisingly, consumer confidence has soared. Along with continued evidence of the robustness of the economy have come heightened expectations that the Federal Reserve Board (the "Fed") might raise interest rates in a preemptive move to avoid a reigniting of inflation. The last increase in short-term rates came in March 1997 when the Federal Open Market Committee (the policy-making arm of the Fed) hiked the target rates for Federal Funds by one quarter of a percent to 5.5%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.)
    Inflation has remained benign on all fronts, even in the tight labor market, an area closely watched by the Fed for signs of incipient inflation. The Labor Department's Employment Cost Index (ECI), a measure of wage, salary and benefit costs, suggests that wage inflation so far is not a problem. In fact, the first quarter increase in the ECI (0.7%) was its smallest quarterly rise in two years. Another inflation gauge, the broad-based Gross Domestic Product Price Deflator, rose at an annual rate of only 0.9% in the first quarter, its lowest rate since 1964. Inflation as measured by the Consumer Price Index (a measure of a fixed basket of goods bought by a typical consumer including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items), has been similarly tame. Prices at the consumer level have risen at an annual rate of about 1.5% over the reporting period. The lack of inflation has been more dramatic at the production level of the economy where prices have fallen: in the 12 months ended April 30, the Producer Price Index declined 1.8%. Such a generally tepid price environment has been partly fostered by the economic problems in Asia which have suppressed worldwide demand for commodities, particularly oil.
    Reflecting a level of confidence not seen in three decades, consumers increased their spending over the reporting period, the first-quarter rate rising at the fastest pace in six years. Not surprisingly, the growth rate in new home construction over the reporting period was the strongest in four years. Plentiful and well-paying jobs (total wage and salary income is 7% higher than a year ago), low interest rates, the relative absence of inflation and investment market gains have resulted in a financially healthy consumer with a corresponding propensity to spend. Strong domestic demand for lower-priced imports has contributed further to the quiescent inflation environment while offsetting the drag on the economy resulting from the Asian financial crisis. It is still widely expected that the Asian economic slowdown will have a further dampening effect on the U.S. economy. Although the surge in domestic spending has masked the full impact of the fall in Asian demand, our trade deficit has reached a ten-year high, a dramatic sign of deterioration. Expectation of an economic slowdown may be a reason why the Fed has been reluctant to raise short-term interest rates.
    The production side of the economy has remained robust. Factory utilization has been high, production rates strong, and while exports to Asia have fallen sharply, they are growing in the rest of the world. Such resilience has been characteristic of one of the longest, most healthy economic advances in our history. Yet we remain mindful that the concept of an economic cycle is not dead, nor is inflation, and we are alert for indications of a resurgence in price pressures.
Market Environment
    Long-term taxable interest rates continued to trend lower through mid-January due to a mix of economic turmoil in Asia and good domestic inflation news. The 30-year benchmark Treasury bond yield "roughed on January 12, at 5.69%, boosted by non-traditional buyers in a flight to quality out of Asian markets and into U.S. Government securities. Since then, however, Asian markets have stabilized somewhat and shifted the focus of the bond market back to U.S. economic fundamentals. Of particular concern to bond market participants is the increasing tightness of the labor market and the potential for future wage inflation. This concern effectively capped the bond rally and pushed long Treasury yields up to 5.95% on April 30, down from 6.96% at the start of the 1 2-month period.
    Long municipal bonds slightly underperformed their taxable counterparts during the reporting period as the tax-exempt arena saw a surge in volume as rates trended lower. The new issue volume included both advance refunding of already existing debt, and municipalities and agencies taking on new debt at attractive rates. This increase in supply more than offset strong demand for municipals as the municipal/Treasury yield ratio (as measured by the Bond Buyer Revenue Bond Index /30-year Treasury yield) increased from 91% to nearly 93% by April 30. From an historic perspective, municipals are very attractive at these percentages relative to Treasuries. In addition, tax-exempt supply traditionally decreases as the summer months approach, thus offering the prospect for municipal outperformance in the months ahead.
The Portfolio
    The supply of Massachusetts tax-exempt paper (which includes Puerto Rico issues) increased dramatically during the reporting period. Deals of note include a total of $720 million issued by Massachusetts Water Resource Authority, a total of $505 million issued by Massachusetts Bay Transportation Authority, and $500 million issued by the Commonwealth of Massachusetts. Also of major importance were four large Puerto Rico issues that were between $500 million and $1.2 billion. With the direction of long-term interest rates uncertain at best, we attempted to reposition the portfolio with securities that offer greater potential for price appreciation without increasing the risk profile of the Fund. This was done by selling less desirable structures and purchasing several of the new issues at attractive levels. We have maintained a nucleus of large coupon, income generating securities which should perform well in times of uncertainty. At present, approximately 73% of the Fund is invested in securities which are rated "A" or better, which is a reflection of our view that credit spreads are too narrow to justify a higher percentage of lower rated bonds.

    Looking forward, issuance should decrease as the summer months approach. However, we will continue to look for opportunities to sell securities with inferior call features and/or liquidity and replace them with new issues that we believe offer greater potential for price appreciation. In conclusion, the tug of war between foreign economic crises and unusually tame U.S. inflation indicators that has left long-term interest rates range-bound since January cannot go on indefinitely. We will remain alert for signals of the next trend for long-term rates and stand ready to adjust the portfolio accordingly.
                              Sincerely,

                              [Richard J. Moynihan.signature.logo]


                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
    May 18, 1998
    New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid and does nor take into consideration the maximum initial sales charge in the case of Class A shares, or the contingent deferred sales charge imposed on redemptions in the case of Class B shares and Class C shares. Income may be subject to state and local income taxes for non-Massachusetts residents. **Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the maximum offering price per share at the end of the period in the case of Class A shares, or the net asset value per share in the case of Class 8 shares and Class C shares, adjusted for capital gain distributions. Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.

Dreyfus Premier State Municipal Bond Fund, Massachusetts Series   April 30, 1998
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MASSACHUSETTS SERIES CLASS A SHARES AND THE LEHMAN
BROTHERS MUNICIPAL BOND INDEX
$22,016
Lehman Brothers
Municipal Bond Index*
Dollars
$20,837
Dreyfus Premier State Municipal Bond Fund, Massachusetts Series
(Class A Shares)
*Source: Lehman Brothers


Average Annual Total Returns
                        Class A Shares                                                         Class B Shares
_______________________________________________________                  _________________________________________________________
                                                                                                               % Return Reflecting
                                              % Return                                                       Applicable Contingent
                                             Reflecting                                     % Return             Deferred Sales
                       % Return Without    Maximum Initial                                 Assuming No             Charge Upon
Period Ended 4/30/98     Sales Charge    Sales Charge (4.5%)  Period Ended 4/30/98          Redemption             Redemption*
____________________   ________________  __________________   ______________________       _____________         _________________
1 Year                       9.04%            4.11%                  1 Year                    8.49%                  4.49%
5 Year                       5.90             4.93                   5 Year                    5.34                   5.03
10 Year                      8.12             7.62                   From Inception (1/15/93)  5.92                   5.78

                              Class C Shares
________________________________________________________________________________
                                                            % Return Reflecting
                                                           Applicable Contingent
                                 % Return                     Deferred Sales
                                 Assuming                       Charge Upon
Period Ended 4/30/98           No Redemption                    Redemption**
____________________          ________________              __________________
1 Year                             8.22%                            7.22%
From Inception (8/15/95)           6.43                             6.43
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A shares of Dreyfus Premier State Municipal Bond Fund, Massachusetts Series on 4/30/88 to a $10,000 investment made in the Lehman Brothers Municipal Bond Index on that date. All dividends and capital gain distributions are reinvested.
Performance for Class B and Class C shares will vary from the performance of Class A shares shown above due to differences in charges and expenses.
The Series invests primarily in Massachusetts municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses. Unlike the Series, the Lehman Brothers Municipal Bond Index is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall. The Index does not take into account charges, fees and other expenses and is not limited to investments principally in Massachusetts municipal obligations. These factors can contribute to the Index potentially outperforming the Series. Further information relating to Series performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years.
**The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MASSACHUSETTS SERIES
STATEMENT OF INVESTMENTS                                                                                APRIL 30, 1998

                                                                                                    Principal
Long-Term Municipal Investments-93.2%                                                                Amount         Value
                                                                                                  ____________   ____________
Massachusetts-68.7%
Boston Industrial Development Financing Authority, Sewer Facility Revenue
  (Harbor Electric Energy Co. Project) 7.375%, 5/15/2015....................                      $  2,500,000   $  2,711,900
Haverhill 5%, 6/15/2017 (Insured; FGIC).....................................                           800,000        777,880
Leominster 7.50%, 4/1/2009 (Insured; MBIA, Prerefunded 4/1/2000) (a)........                         1,275,000      1,379,117
Lynn Water and Sewer Commission, General Revenue
  7.25%, 12/1/2010 (Insured; MBIA, Prerefunded 12/1/2000) (a)...............                         1,000,000      1,093,210
Massachusetts Bay Transportation Authority:
  6.804%, 3/1/2021 (Insured; MBIA) (b,c)....................................                         2,300,000      2,325,875
  7%, 3/1/2021..............................................................                         1,000,000      1,231,160
  5%, 3/1/2024..............................................................                         2,250,000      2,131,222
Massachusetts Commonwealth:
  7%, 8/1/2012 (Prerefunded 8/1/2001) (a)...................................                         1,850,000      2,034,260
  Special Obligation Revenue, Refunding 5.50%, 6/1/2013.....................                         5,000,000      5,284,150
Massachusetts Education Loan Authority, Education Loan Revenue
  7.75%, 1/1/2008 (Insured; MBIA)...........................................                         1,015,000      1,079,656
Massachusetts Health and Educational Facilities Authority, Revenue:
  (Baystate Medical Center) 6%, 7/1/2026 (Insured; FSA).....................                         2,000,000      2,118,480
  (Medical Center of Central Massachusetts) 7.10%, 7/1/2021.................                         1,000,000      1,079,080
  (Refunding-Milton Hospital) 7%, 7/1/2016 (Insured; MBIA)..................                         2,050,000      2,192,741
  (South Shore Hospital) 7.50%, 7/1/2020
    (Insured; MBIA, Prerefunded 7/1/2000) (a)...............................                         2,000,000      2,176,460
  (University Hospital) 7.25%, 7/1/2019 (Insured; MBIA).....................                         2,750,000      2,952,565
Massachusetts Industrial Finance Agency, Revenue:
  (Babson College) 5.25%, 10/1/2027.........................................                         4,000,000      3,958,400
  (Provider Lease Program) 8.75%, 7/15/2009.................................                           660,000        681,219
  (Refunding-Merrimack College) 5%, 7/1/2027 (Insured; MBIA)................                         1,000,000        952,780
  (Water Treatment-American Hingham) 6.95%, 12/1/2035.......................                         3,000,000      3,292,080
  Health Care Facility (Health Foundation, Inc. Project) 6.75%, 12/1/2027...                         1,000,000      1,006,660
  Package Facility (Avon Associates LLC) 5.375%, 4/1/2020 (Insured; MBIA) (d)                        3,150,000      3,135,793
Massachusetts Port Authority, Special Project Revenue
  (Harborside Hyatt) 10%, 3/1/2026..........................................                         3,000,000      3,361,890
Massachusetts Water Pollution Abatement Trust
  (Pool Loan Program) 5.40%, 2/1/2011.......................................                           175,000        182,173
U.S. Related-24.5%
Guam Airport Authority, Revenue 6.70%, 10/1/2023............................                         1,500,000      1,635,900
Puerto Rico Commonwealth, Refunding 6%, 7/1/2014............................                         2,000,000      2,110,300
Puerto Rico Commonwealth Highway and Transportation Authority,
  Highway Revenue:
    6.361%, 7/1/2009 (b)....................................................                         1,000,000      1,076,250
    6.461%, 7/1/2010 (b)....................................................                         1,000,000      1,070,000
    5%, 7/1/2036............................................................                         2,000,000      1,911,460
    5%, 7/1/2038............................................................                         1,680,000      1,575,286

Dreyfus Premier State Municipal Bond Fund, Massachusetts Series
Statement of Investments (continued)                                                                               April 30, 1998

                                                                                                    Principal
Long-Term Municipal Investments (continued)                                                          Amount         Value
                                                                                                  ____________   ____________
U.S. Related (continued)
Puerto Rico Housing Finance Corporation, MFMR
  7.50%, 4/1/2022 (LOC; Government Development Bank) (e)....................                      $  2,895,000   $  3,066,355
Puerto Rico Public Buildings Authority,
  Guaranteed Government Facilities Revenue 6.25%, 7/1/2015 (Insured; AMBAC).                         1,100,000      1,255,749
Virgin Islands Public Finance Authority, Revenue, Refunding
  7.25%, 10/1/2018..........................................................                         2,750,000      3,109,288
                                                                                                                 ____________
TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $60,280,167)....................                                      $63,949,339
                                                                                                                 ____________
                                                                                                                 ____________
Short-Term Municipal Investments-6.8%
Massachusetts;
Massachusetts Health and Educational Facilities Authority, Revenue
  (Saint Elizabeth's Hospital) 3.60% (Insured; FSA) (b) (cost $4,700,000)...                      $  4,700,000   $  4,700,000
                                                                                                                 ____________
                                                                                                                 ____________
TOTAL INVESTMENTS-100.0% (cost $64,980,167).................................                                      $68,649,339
                                                                                                                 ____________
                                                                                                                 ____________

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MASSACHUSETTS SERIES

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      MBIA    Municipal Bond Investors Assurance
FGIC          Financial Guaranty Insurance Company                            Insurance Corporation
FSA           Financial Security Assurance                       MFMR    Multi-Family Mortgage Revenue
LOC           Letter of Credit

Summary of Combined Ratings (Unaudited)
Fitch (f)              or          Moody's             or         Standard & Poor's          Percentage of Value
_______                            ________                       __________________         ____________________
AAA                                Aaa                            AAA                               38.3%
AA                                 Aa                             AA                                13.9
A                                  A                              A                                 21.6
BBB                                Baa                            BBB                               14.3
Not Rated (g)                      Not Rated (g)                  Not Rated (g)                     11.9
                                                                                                   _______
                                                                                                   100.0%
                                                                                                   _______
                                                                                                   _______

Notes to Statement of Investments:
    (a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (b) Inverse floater security-the interest rate is subject to change periodically.
    (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 1998, this security amounted to $2,325,875 or 3.5% of net assets.
    (d)  Purchased on a delayed-delivery basis.
    (e)  Secured by letters of credit.
    (f) Fitch currently provides creditworthiness information for a limited number of investments.
    (g) Securities which, while not rated by Fitch, Moody's or Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
    (h) At April 30, 1998, 25.8% of the Fund's net assets are insured by MBIA.
   (i) At April 30, 1998, the Fund had $19,245,874 (28.7% of net assets) invested in securities whose payment of principal and interest is dependent upon revenues generated from transportation projects.




SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MASSACHUSETTS SERIES
STATEMENT OF ASSETS AND LIABILITIES                                                                               APRIL 30, 1998
                                                                                                        Cost            Value
                                                                                                    ____________    ____________
ASSETS:                          Investments in securities-See Statement of Investments             $ 64,980,167    $ 68,649,339
                                 Cash.......................................                                             612,497
                                 Receivable for investment securities sold..                                             247,500
                                 Interest receivable........................                                           1,083,290
                                 Prepaid expenses...........................                                               1,256
                                                                                                                    ____________
                                                                                                                      70,593,882
                                                                                                                    ____________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                            31,205
                                 Due to Distributor.........................                                              16,594
                                 Payable for investment securities purchased                                           3,388,950
                                 Payable for shares of Beneficial Interest redeemed                                       23,285
                                 Accrued expenses...........................                                              19,376
                                                                                                                    ____________
                                                                                                                       3,479,410
                                                                                                                    ____________
NET ASSETS..................................................................                                        $ 67,114,472
                                                                                                                    ____________
                                                                                                                    ____________
REPRESENTED BY:                  Paid-in capital............................                                        $ 62,839,833
                                 Accumulated net realized gain (loss) on investments                                     605,467
                                 Accumulated net unrealized appreciation (depreciation)
                                   on investments-Note 4                                                               3,669,172
                                                                                                                    ____________
NET ASSETS..................................................................                                        $ 67,114,472
                                                                                                                    ____________
                                                                                                                    ____________

                                                      NET ASSET VALUE PER SHARE
                                                    _____________________________

                                                                                      Class A         Class B          Class C
                                                                                    ____________    ____________    ____________
Net Assets....................................................                      $ 60,529,158    $  6,584,160    $      1,154
Shares Outstanding............................................                         5,150,428         560,581          98.118
NET ASSET VALUE PER SHARE.....................................                            $11.75          $11.75          $11.76
                                                                                         _______         _______         _______
                                                                                         _______         _______         _______
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MASSACHUSETTS SERIES
STATEMENT OF OPERATIONS                                                                                  YEAR ENDED APRIL 30, 1998
INVESTMENT INCOME
INCOME                           Interest Income............................                                          $4,274,109
EXPENSES:                        Management fee-Note 3(a)...................                   $   382,683
                                 Shareholder servicing costs -Note 3(c).....                       208,280
                                 Distribution fees-Note 3(b)................                        31,066
                                 Professional fees..........................                        13,298
                                 Custodian fees.............................                         7,527
                                 Registration fees..........................                         6,680
                                 Prospectus and shareholders' reports.......                         5,112
                                 Loan commitment fees-Note 2................                           908
                                 Trustees' fees and expenses-Note 3(d)......                           763
                                 Miscellaneous..............................                         9,606
                                                                                               ___________
                                     Total Expenses.........................                                             665,923
                                                                                                                     ___________
INVESTMENT INCOME-NET.......................................................                                           3,608,186
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments....                   $   881,735
                                 Net unrealized appreciation (depreciation) on investments       1,589,834
                                                                                               ___________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                           2,471,569
                                                                                                                     ___________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                          $6,079,755
                                                                                                                     ___________
                                                                                                                     ___________
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MASSACHUSETTS SERIES
STATEMENT OF CHANGES IN NET ASSETS
                                                                                                   Year Ended       Year Ended
                                                                                                 April 30, 1998   April 30, 1997
                                                                                                 ______________   ______________
OPERATIONS:
    Investment income-net...................................................                     $    3,608,186   $    3,982,440
    Net realized gain (loss) on investments.................................                            881,735            6,502
    Net unrealized appreciation (depreciation) on investments...............                          1,589,834        1,082,966
                                                                                                 ______________   ______________
          Net Increase (Decrease) in Net Assets Resulting from Operations...                          6,079,755        5,071,908
                                                                                                 ______________   ______________
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net:
      Class A shares........................................................                         (3,315,280)      (3,696,455)
      Class B shares........................................................                           (292,854)        (285,931)
      Class C shares........................................................                                (52)             (54)
    Net realized gain on investments:
      Class A shares........................................................                           (259,927)      (1,546,112)
      Class B shares........................................................                            (25,975)        (134,987)
      Class C shares........................................................                                 (5)             (24)
                                                                                                 ______________   ______________
          Total Dividends...................................................                         (3,894,093)      (5,663,563)
                                                                                                 ______________   ______________
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold:
      Class A shares........................................................                          2,030,256        3,547,855
      Class B shares........................................................                            734,207        1,371,567
    Dividends reinvested:
      Class A shares........................................................                          2,065,722        3,020,218
      Class B shares........................................................                            187,055          264,120
      Class C shares........................................................                                 26               75
    Cost of shares redeemed:
      Class A shares........................................................                        (11,381,019)      (9,033,997)
      Class B shares........................................................                           (581,316)        (771,968)
                                                                                                 ______________   ______________
          Increase (Decrease) in Net Assets from Beneficial Interest Transactions                    (6,945,069)      (1,602,130)
                                                                                                 ______________   ______________
            Total Increase (Decrease) in Net Assets.........................                         (4,759,407)      (2,193,785)
NET ASSETS:
    Beginning of Period.....................................................                         71,873,879       74,067,664
                                                                                                 ______________   ______________
    End of Period...........................................................                     $   67,114,472   $   71,873,879
                                                                                                 ______________   ______________
                                                                                                 ______________   ______________
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MASSACHUSETTS SERIES
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                                                                                                              Shares
                                                                                                 ______________________________
                                                                                                   Year Ended       Year Ended
                                                                                                 April 30, 1998   April 30, 1997
                                                                                                 ______________   ______________
CAPITAL SHARE TRANSACTIONS:
    Class A
    ________
    Shares sold.............................................................                            173,993          306,570
    Shares issued for dividends reinvested..................................                            175,718          260,724
    Shares redeemed.........................................................                           (970,437)        (781,555)
                                                                                                       ________         ________
                                    Net Increase (Decrease) in Shares Outstanding                      (620,726)        (214,261)
                                                                                                       ________         ________
                                                                                                       ________         ________
    Class B
    ________
    Shares sold.............................................................                             62,301          118,977
    Shares issued for dividends reinvested..................................                             15,921           22,810
    Shares redeemed.........................................................                            (49,787)         (66,988)
                                                                                                       ________         ________
                                    Net Increase (Decrease) in Shares Outstanding                        28,435           74,799
                                                                                                       ________         ________
                                                                                                       ________         ________
    Class C
    ________
    Shares issued for dividends reinvested..................................                                  2                7
                                                                                                       ________         ________
                                                                                                       ________         ________
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MASSACHUSETTS SERIES
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                             Class A Shares
                                                                       _________________________________________________________
                                                                                          Year Ended April 30,
                                                                       _________________________________________________________
PER SHARE DATA:                                                          1998        1997        1996        1995         1994
                                                                       ________    ________    ________    ________     ________
    Net asset value, beginning of period.........                      $  11.40    $  11.50    $  11.53    $  11.64     $  12.13
                                                                       ________    ________    ________    ________     ________
    Investment Operations:
    Investment income-net........................                           .61         .63         .66         .69          .71
    Net realized and unrealized gain (loss)
      on investments.............................                           .40         .17          .-        (.06)        (.44)
                                                                       ________    ________    ________    ________     ________
    Total from Investment Operations.............                          1.01         .80         .66         .63          .27
                                                                       ________    ________    ________    ________     ________
    Distributions:
    Dividends from investment income-net.........                          (.61)       (.63)       (.66)       (.69)        (.71)
    Dividends from net realized gain on investments                        (.05)       (.27)       (.03)         .-         (.05)
    Dividends in excess of net realized gain
      on investments.............................                            .-          .-          .-        (.05)          .-
                                                                       ________    ________    ________    ________     ________
    Total Distributions..........................                          (.66)       (.90)       (.69)       (.74)        (.76)
                                                                       ________    ________    ________    ________     ________
    Net asset value, end of period...............                      $  11.75    $  11.40    $  11.50    $  11.53     $  11.64
                                                                       ________    ________    ________    ________     ________
                                                                       ________    ________    ________    ________     ________
TOTAL INVESTMENT RETURN*.........................                          9.04%       7.08%       5.69%       5.72%        2.08%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                           .91%        .92%        .92%        .94%         .82%
    Ratio of net investment income
      to average net assets......................                          5.23%       5.46%       5.57%       6.04%        5.80%
    Decrease reflected in above expense ratios
      due to undertakings by the Manager.........                             -           -           -         .01%         .11%
    Portfolio Turnover Rate......................                         48.69%      24.45%      34.86%      13.62%       12.04%
    Net Assets, end of period (000's Omitted)....                      $ 60,529    $ 65,809    $ 68,812    $ 72,731     $ 76,865
*  Exclusive of sales load.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MASSACHUSETTS SERIES
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                             Class B Shares
                                                                       _________________________________________________________
                                                                                          Year Ended April 30,
                                                                       _________________________________________________________
PER SHARE DATA:                                                          1998        1997        1996        1995         1994
                                                                       ________    ________    ________    ________     ________
    Net asset value, beginning of period.........                      $  11.40    $  11.49    $  11.52    $  11.63     $  12.13
                                                                       ________    ________    ________    ________     ________
    Investment Operations:
    Investment income-net........................                           .55         .57         .60         .63          .64
    Net realized and unrealized gain (loss)
      on investments.............................                           .40         .18          .-        (.06)        (.45)
                                                                       ________    ________    ________    ________     ________
    Total from Investment Operations.............                           .95         .75         .60         .57          .19
                                                                       ________    ________    ________    ________     ________
    Distributions:
    Dividends from investment income-net.........                          (.55)       (.57)       (.60)       (.63)        (.64)
    Dividends from net realized gain on investments                        (.05)       (.27)       (.03)         .-         (.05)
    Dividends in excess of net realized gain
      on investments.............................                            .-          .-          .-        (.05)          .-
                                                                       ________    ________    ________    ________     ________
    Total Distributions..........................                          (.60)       (.84)       (.63)       (.68)        (.69)
                                                                       ________    ________    ________    ________     ________
    Net asset value, end of period...............                      $  11.75    $  11.40    $  11.49    $  11.52     $  11.63
                                                                       ________    ________    ________    ________     ________
                                                                       ________    ________    ________    ________     ________
TOTAL INVESTMENT RETURN*.........................                          8.49%       6.63%       5.15%       5.15%        1.44%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                          1.42%       1.43%       1.43%       1.45%        1.36%
    Ratio of net investment income
      to average net assets......................                          4.71%       4.94%       5.03%       5.47%        5.18%
    Decrease reflected in above expense ratios
      due to undertakings by the Manager.........                             -           -           -         .01%         .10%
    Portfolio Turnover Rate......................                         48.69%      24.45%      34.86%      13.62%       12.04%
    Net Assets, end of period (000's Omitted)....                      $  6,584    $  6,064    $  5,255    $  4,220     $  3,702
*  Exclusive of sales load.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MASSACHUSETTS SERIES
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                                Class C Shares
                                                                                       _______________________________
                                                                                             Year Ended April 30,
                                                                                       _______________________________
PER SHARE DATA:                                                                         1998      1997           1996(1)
                                                                                       ______      ______       ______
    Net asset value, beginning of period.................................              $11.41      $11.48       $11.59
                                                                                       ______      ______       ______
    Investment Operations:
    Investment income-net................................................                 .52         .54          .40
    Net realized and unrealized gain (loss)
      on investments.....................................................                 .40         .20         (.08)
                                                                                       ______      ______       ______
    Total from Investment Operations.....................................                 .92         .74          .32
                                                                                       ______      ______       ______
    Distributions:
    Dividends from investment income-net.................................                (.52)       (.54)        (.40)
    Dividends from net realized gain on investments......................                (.05)       (.27)        (.03)
                                                                                       ______      ______       ______
    Total Distributions..................................................                (.57)       (.81)        (.43)
                                                                                       ______      ______       ______
    Net asset value, end of period.......................................              $11.76      $11.41       $11.48
                                                                                       ______      ______       ______
                                                                                       ______      ______       ______
TOTAL INVESTMENT RETURN(2)...............................................                8.22%       6.55%        3.76%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets..............................                1.64%      1 .65%        1.69%(3)
    Ratio of net investment income
      to average net assets..............................................                4.51%       4.64%        4.72%(3)
    Portfolio Turnover Rate..............................................               48.69%      24.45%       34.86%
    Net Assets, end of period (000's Omitted)............................                  $1          $1           $1
(1)    From August 15, 1995 (commencement of initial offering) to April 30, 1996.
(2)    Exclusive of sales load.
(3)    Annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MASSACHUSETTS SERIES
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering thirteen series including the Massachusetts Series (the "Fund"). The Fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.
    The Trust accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

Dreyfus Premier State Municipal Bond Fund, Massachusetts Series
NOTES TO FINANCIAL STATEMENTS (continued)
    (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In a connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 1998, the Fund did not borrow under the Facility.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the Fund's average daily net assets and is payable monthly.
    Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $106 during the period ended April 30, 1998, from commissions earned on sales of the Fund's shares.
    (b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 1998, Class B and Class C shares were charged $31,057 and $9, respectively, pursuant to the Distribution Plan.
    (c) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 1998, Class A, Class B and Class C shares were charged $158,415, $15,529 and $3, respectively, pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended April 30, 1998, the Fund was charged $30,426 pursuant to the transfer agency agreement.
    (d) Each trustee who is not an "affiliated person" as defined in the Act receives from the Trust an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

Dreyfus Premier State Municipal Bond Fund, Massachusetts Series
NOTES TO FINANCIAL STATEMENTS (continued)
NOTE 4-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 1998 amounted to $32,556,970 and $40,845,333, respectively.
    At April 30, 1998, accumulated net unrealized appreciation on investment was $3,669,172, consisting of $3,686,263 gross unrealized appreciation and $17,091 gross unrealized depreciation.
    At April 30, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MASSACHUSETTS SERIES
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
Shareholders and Board of Trustees
Dreyfus Premier State Municipal Bond Fund, Massachusetts Series
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Massachusetts Series (one of the Funds constituting the Dreyfus Premier State Municipal Bond Fund) as of April 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Massachusetts Series at April 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                  [ERNST & YOUNG LLP signature logo]

New York, New York
June 3, 1998


DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MASSACHUSETTS SERIES
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund hereby makes the following designations regarding its fiscal year ended April 30, 1998:
    -all the dividends paid from investment income-net are "exempt -interest dividends" (not subject to regular Federal and, for individuals who are Massachusetts residents, Massachusetts personal income taxes), and
    -the Fund hereby designates $.0055 per share as a long-term capital gain distribution (of which none is subject to the 20% maximum Federal tax rate) of the $.0500 per share paid on December 4, 1997. In addition, 91.25% of the long-term capital gain distribution is not subject to Massachusetts personal income taxes.
    As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1998 calendar year on Form 1099-DIV which will be mailed by January 31, 1999.


Dreyfus Premier State Municipal
Bond Fund, Massachusetts Series
200 Park Avenue
New York, NY 10166
Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
Custodian
The Bank of New York
90 Washington Street
New York, NY 10286
Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940











Printed in U.S.A.                        063/622AR984
Annual Report
DREYFUS PREMIER STATE
MUNICIPAL BOND FUND
MASSACHUSETTS SERIES
April 30, 1998
[Registration Mark]
[Dreyfus lion/2hres logo]